Loan Receivables, Net (Details) - Schedule of Loan Receivables, Net - USD ($) $ in Thousands	Mar. 31, 2024	Mar. 31, 2023
Schedule of Loan Receivables, Net [Abstract]
Loan to a third party (including interest receivable of $26,000)	$ 984
Less: allowance for expected credit losses	(410)
Total	$ 574